Exhibit 10.2

SALES AUTHORIZATION RELEASE		MASTER PROJECT #
PROJECT #
WORK ORDER #
CONTRACT:	M67854-07-D-5031	SALES AUTHORIZATION RELEASE #	08-158
MODIFICATION:	P00035	CONTRACT/MOD TYPE:	FFP

CONTRACT/MOD DATE:	8-Aug-08	PROGRAM MGMT POC:	M. Bowling
F.O.B. POINT	ORIGIN	CONTRACT POC:	E. Lopez
DESCRIPTION:

SCOPE OF WORK:	This modification establishes the list of DLA Phase two parts that will be used to place orders with FPII using DIBBS

SPECIAL TERMS & CONDITIONS, IF APPLICABLE:

NOTE: Contract and contract modifications are available on S/Library/Contracts

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT CODE J	PAGE OF PAGES
			1	11
2. AMENDMENT/MODIFICATION NO. P00035	3. EFFECTIVE DATE 26-June-2008	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	M67854	7. ADMINISTERED BY CODE (If other than item 6) DCMA ATLANTA ATTN: KAREN BENNER, 2300 LAKE PARK DRIVE SUITE 300 SMYNRA, GA 30080	S1103A

COMMANDING GENERAL MARINE CORPS SYSTEMS COMMAND ATTN: MRAP/CARL V. BRADSHAW 2200 LESTER STREET QUANTICO, VA 22134-5010			SCD:A

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) FORCE PROTECTION INDUSTRIES, INC. DAMON WALSH 9801 HIGHWAY 78, #1 LADSON SC 29456		9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		☒	10A. MOD. OF CONTRACT/ORDER NO. M67854-07-D-5031

CODE 1EFH8	FACILITY CODE 1EFH8	☒	10B. DATED (SEE ITEM 13) 25-Jan-2007

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning        copies to the amendment, (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A.		THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☒ C.		THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(b) Bilateral Agreement

D.		OTHER (Specify type of modification and authority)

B. IMPORTANT: Contactor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14.		DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: simsa083282

The purpose of this modification is to:

(1)  Add SUBCLIN 0084AC DLA FPII Phase II Parts;

(2)  Add Attachment 29 the DLA FPII Phase II Parts List.

(3)  Modify the Contract Limitation upward from a maximum of $9 Million to $72 Million.  The revised contract limitation is applicable to all orders placed against the NSNS listed in Modification P00032, Attachment 28 and this Modification Attachment 29.

(4)  Modify Section H 252 217-7027 (b) and (d).

See Summary of Changes

All other terms and conditions remain in effect.

Except as provided herein, all terms and condition of the document referenced in Item 9A or 10A, is heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Otis Byrd VP of Contracts	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or Print) CARL V. BRADSHAW CONTRACTING OFFICER Tel: Email:
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED 7/25/2008	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED 29 July 08
/s/ Otis Byrd	BY	/s/ Carl V. Bradshaw
(Signature of person authorized to sign)	(Signature of Contracting Officer)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $69,528,560.85 from $1,436,591,744.97 (EST) to $1,506,120,305.82 (EST).

SECTION B - SUPPLIES OR SERVICES AND PRICES

SUBCLIN 0084AA

The CLIN extended description has changed from Paragraph H-16; and Attachment A - DLA spare parts list to Paragraph H-16; and Attachment 28 - DLA spare parts list.

SUBCLIN 0084AC is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0084AC	DLA FPII Phase II Parts FFP Attachment 29 - DLA FPII Phase II Parts List FOB: Destination	1	Lot	$ [***]	$	[***]	NTE
				MAX NET AMT	$	[***]

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 0084AC:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The following have been added by full text:

H16 ORDERING GUIDANCE & CLAUSE

H16 DLA ORDERING GUIDANCE AND CLAUSES

NOTE: The following information is incorporated into this contract to facilitate ordering of parts by the Defense Logistics Agency (DLA) and the Defense Supply Centers (DSC). Ordering agencies have been previously identified in H12. All below listed clauses are applicable only to the purchase orders and contracts placed from one of these ordering agencies directly to the Contractor.

The point of contact for this section is Mr. Tom Bunnell at DLA 614-692-4726.

This bilateral modification is issued to add the following NSNs (see Attachment 28 and 29) to this contract, and to establish all terms and conditions necessary for the Defense Logistics Agency (DLA) to purchase items via the Provisioned Items Ordered (PIO) CLIN.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

The items being added under this modification are MRAP Air Conditioning parts which may be purchased via the PIO CLIN on contract M67854-07-D-5031. DLA is an authorized ordering activity per modification P00013 Sections H12 and H15 and may issue subsequent delivery orders via EBS on DD1155 forms. Delivery orders will list the contract number (M67854-07-D-5031) and will designate call numbers as YM## for parts, quantities, and deliveries.

All items in Attachment 28 and 29 have been determined to be commercial, therefore, FAR Part 12 procedures will be incorporated herein (see Clauses/Provisions Section Later in this mod). Per FAR 12.102(c), if any policy in another Part is inconsistent with Part 12, Part 12 shall take precedence for these items.

As stated in H15 (b) and (c) of the basic contract, Delivery Orders can either be priced or issued as Undefinitized Orders. The NSNs added in Attachment 28 and 29 will initially be purchased under the terms of an undefinitized contract action (UCA) per DFARS 217.7403. Upon definitization, additional orders may be issued within the terms established by subsequent definitization, and terms established in this modification as applicable.

Delivery Orders are subject to funds availability and price reasonableness of the item must be determined prior to issuance of the delivery order (unless identified as a UCA).

The Government and Contractor may add or delete any provisioned parts under the Provisioned Items Ordered (PIO) CLIN by bilateral modification. The Government reserves the right to unilaterally delete items in the event any one of the following circumstances applies: (1) Item is discontinued, (2) Item becomes obsolete, (3) The item is a duplicate part under another NSN, or (4) An alternate source of supply becomes available. The contractor agrees to immediately notify the Government in writing when an item is to be discontinued, becomes obsolete or is a duplicate NSN.

The Government will provide a 5 day advance notice to the contractor prior to unilaterally deleting any NSN from the contract. The unilateral deletion of an item shall have no effect on issued delivery orders.

UNDEFINITIZED CONTRACT ACTIONS (UCA)

•

A Not-To-Exceed unit price (NTE) will be established herein for each NSN per DFARS 217-7404-2. In accordance with Section H13 (c), (e), and (f) of M67854-07-D-5031, and in accordance with FAR 52.216-24, “Limitation of Government Liability,” and DFARS 217-7404-4, “Limitations on Obligation,” the Contracting Officer will establish the maximum limitation of Government liability at 50% of the NTE amounts. See Attachment 28 and 29 for NTE unit pricing*.

* If a part, prior to issuance of a delivery order, is determined to be discontinued, obsolete, or a duplicate NSN, the Government is not obligated to purchase the minimum order quantity. Specific quantity and delivery, and any other unique terms, will be incorporated in each individual Delivery Order as appropriate. In addition, total NTE amounts in ¶ (a) and (b) of FAR 52.216-24 and ¶ (d) of 252.217-7027 will be completed per individual order as applicable.

The contractor is not authorized to proceed until issuance of the individual delivery order.

52.216-24 Limitation of Government Liability.

(a)                                  In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding (See Attachment 28 and 29 for $ amount Per NSN) dollars.

(b)                                 The maximum amount for which the Government shall be liable if this contract is terminated is (See Attachment 28 and 29 for $ amount Per NSN) dollars.

252.217-7027 Contract Definitization.

(a)                                  A firm-fixed price is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions.*** The Contractor agrees to submit a fixed-price proposal.

***NOTE: For pricing analysis, and other than cost/pricing data, the contractor may be, at the Contracting Officer’s request, required to submit the following;

•                  Quotes and Invoices from their suppliers (showing material/purchase costs)

•                  Informal cost breakdowns

•                  Price lists/catalogs

•                  Sales data to customers other than the Government

•                  Additional other than cost and pricing data as needed

(b)                                 The schedule for definitizing the resultant delivery orders from this contract action is as follows:

Submission of NTE Proposal from OEMs	23 June 2008
Issuance of Undefinitized Delivery Order	02 July 2008
Submission of Other Than Cost or Pricing Data	30 July 2008
Beginning of Negotiations	15 Aug 2008
Definitization of Contract via Modification	23 Dec 2008

(c)                                  If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1)           After the Contracting Officer’s determination of price or fee, the contract shall be governed by

(i)

All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii)	All clauses required by law as of the date of the Contracting Officer’s determination; and
(iii)	Any other clauses, terms, and conditions mutually agreed upon.

(2)                                  To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d)                                 The definitive contract resulting from this undefinitized contract action will include a negotiated firm-fixed price in no event to exceed **See Attachments 28 and 29 for $ amount Per NSN.

***NOTE: For pricing analysis, and other than cost/pricing data, the contractor may be, at the Contracting Officer’s request, required to submit the following:

•      Quotes and Invoices from their suppliers (showing material/purchase costs)

•      Informal cost breakdowns

•      Price lists/catalogs

•      Sales data to customers other than the Government

•      Additional other than cost and pricing data as needed

OTHER TERMS/CONDITIONS TO BE INCORPORATED:

•                                          Commercial Packaging and MIL-STD 129 Marking apply to all orders

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

•                                          Orders will be shipped to the following location:

W25G1U

TRANSPORTATION OFFICER

DDSP NEW CUMBERLAND FACILITY

2001 NORMANDY DRIVE DOOR 113 TO 134

NEW CUMBERLAND PA 17070-5002

US

•                                          All orders as a result of this action will be DX rated

52.204-9C06 DSCC Part 52 – SOLICITATION PROVISIONS AND CONTRACT CLAUSES STATEMENT (JUN 2006)

Full text of all DLAD/DSCC clauses listed within this mod are contained in the DSCC Part 52 – Solicitation Provisions and Contract Clauses, current version found at http://www.dscc.dla.mil/library/provisions_clauses/dsccmaster/. Also, the full text of FAR/DFARS clauses incorporated by reference may be accessed electronically at http://www.dla.mil/j-3/j-336/icps.htm. The clauses/provisions incorporated by reference have the same force and effect as if they were in full text; however, those having no bearing on the instant acquisition become self-deleting.

52.204-9C07	PAYMENT EFT vs CCR
52.212-04	CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS

52.212-05 Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items.

As prescribed in 12.301(b)(4), insert the following clause:

CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS-COMMERCIAL ITEMS (APR 2008)

(a)                                  The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1)                                  52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(2)                                  52.233-4, Applicable Law for Breach of Contract Claim (Our 2004) (Pub. L. 108-77, 108-78)

(b)                                 The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]

☐      (1)  52.203-6, Restrictions on Subcontractor Sales to the Government (Sept 2006), with Alternate I (Oct 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).

☐      (2)  52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999) (15 U.S.C. 657a).

☐      (3)  52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JULY 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

☐      (4)  [Reserved]

☐      (5)  (i) 52.219-6, Notice of Total Small Business Set-Aside (June 2003) (15 U.S.C. 644).

☐     (ii)  Alternate I (Oct 1995) of 52.219-6.

☐     (iii)  Alternate II (Mar 2004) of 52.219-6.

☐      (6)  (i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).

☐     (ii)  Alternate I (Oct 1995) of 52.219-7.

☐     (iii)  Alternate II (Mar 2004) of 52.219-7.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

☐      (7)  52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)).

☐      (8)  (i) 52.219-9, Small Business Subcontracting Plan (Apr 2008) (15 U.S.C. 637(d)(4)).

☐     (ii)  Alternate I (Oct 2001) of 52.219-9.

☐     (iii)  Alternate II (Oct 2001) of 52.219-9.

☐      (9)    52.219-14, Limitations on Subcontracting (Dec 1996) (15 U.S.C. 637(a)(14)).

☐      (10)  52.219-16,                                    Liquidated                                       Damages—Subcontracting Plan (Jan 1999) (15 U.S.C. 637(d)(4)(F)(i)).

☐      (11)  (i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (SEPT 2005) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

☐      (ii)  Alternate I (June 2003) of 52.219-23.

☐      (12)  52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (Apr 2008) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐      (13)  52.219-26, Small Disadvantaged Business Participation Program—Incentive Subcontracting (Oct 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐      (14)  52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004) (15 U.S.C. 657 f).

☐      (15)  52.219-28, Post Award Small Business Program Rerepresentation (June 2007) (15 U.S.C.  632(a)(2)).

☒     (16)                                               52.222-3, Convict Labor (June 2003) (E.O. 11755).

☒     (17)                                               52.222-19, Child Labor—Cooperation with Authorities and Remedies (Feb 2008) (E.O. 13126).

☒     (18)                                               52.222-21, Prohibition of Segregated Facilities (Feb 1999).

☒     (19)                                               52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).

☒     (20)                                               52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).

☒     (21)                                               52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).

☒     (22)                                               52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).

☐      (23)  52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).

☒     (24)  (i) 52.222-50, Combating Trafficking in Persons (Aug 2007) (Applies to all contracts).

☐       (ii)                                                 Alternate I (Aug 2007) of 52.222-50.

☐      (25)  (i) 52.223-9 Estimate of Percentage of Recovered Material Content for EPA-Designated Products (Aug 2000) (42 U.S.C. 6962(c)(3)(A)(ii)).

☐      (ii)  Alternate I (Aug 2000) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).

☐      (26)  52.223-15, Energy Efficiency in Energy-Consuming Products (DEC 2007) (42 U.S.C. 8259b).

☐      (27)  (i) 52.223-16, IEEE 1680 Standard for the Environmental Assessment of Personal Computer Products (DEC 2007) (E.O. 13423).

       (ii)             Alternate I (DEC 2007) of 52.223-16.

☒     (28)                                               52.225-1, Buy American Act—Supplies (June 2003) (41 U.S.C. 10a-10d).

☒     (29)                                               (i) 52.225-3, Buy American Act—Free Trade Agreements—Israeli Trade Act (Aug 2007) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, Pub. L 108-77, 108-78, 108-286, 109-53 and 109-169).

☐     (ii)  Alternate I (Jan 2004) of 52.225-3.

☐     (iii)  Alternate II (Jan 2004) of 52.225-3.

☐      (30)                                              52.225-5, Trade Agreements (Nov 2007) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

☒     (31)                                               52.225-13, Restrictions on Certain Foreign Purchases (Feb 2006) (E.o.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

☐      (32)  52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).

☐      (33)  52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).

☒     (34)                                               52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(8).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

☒     (35)                                               52.232-30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☒     (36)                                               52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (Oct 2003) (31 U.S.C. 3332).

☐     (37)  52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration (May 1999) (31 U.S.C. 3332).

☐     (38)  52.232-36, Payment by Third Party (May 1999) (31 U.S.C. 3332).

☐     (39)  52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).

☐     (40)  (i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Apex. 1241(b) and 10 U.S.C. 2631).

☐     (ii)       Alternate I (Apr 2003) of 52.247-64.

(c)                                  The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]

☐     (1)       52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).

☐     (2)       52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐     (3)       52.222-43, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Multiple Year and Option Contracts) (Nov 2006) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐     (4)       52.222-44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Feb 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐     (5)       52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

☐     (6)       52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services—Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

☐     (7)       52.237-11, Accepting and Dispensing of $1 Coin (Aug 2007) (31 U.S.C. 5112(p)(1)).

(d)                                 Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.

(1)                                  The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2)                                  The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3)                                  As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)                                  (1)                                  Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vii) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i)                                     52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii)                                  52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).

(iii)                               52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).

(iv)                              52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).

(v)                                 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).

(vi)                              52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).

(vii)                           52.222-50, Combating Trafficking in Persons (Aug 2007) (22 U.S.C. 7104(g)). Flow down required in accordance with paragraph (f) of FAR clause 52.222-50.

(viii)                        52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment-Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

(ix)                                52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services-Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

(x)                                   52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2)                                  While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

252.212-7001 Contract Terms and Conditions Required to Implement Statutes or Executive Orders Applicable to Defense Acquisitions of Commercial Items.

CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (MAR 2008)

(a)                                  The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

☒    52.203-3, Gratuities (APR 1984) (10 U.S.C. 2207).

(b)                                 The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

(1)  ☐   252.205-7000, Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).

(2)  ☐   252.219-7003, Small Business Subcontracting Plan (DoD Contracts) (APR 2007) (15 U.S.C. 637).

(3)  ☐   252.219-7004, Small Business Subcontracting Plan (Test Program) (APR 2007) (15 U.S.C. 637 note).

(4)  ☒   252.225-7001, Buy American Act and Balance of Payments Program (JUN 2005) (41 U.S.C. 10a-10d, E.O. 10582).

(5)  ☒   252.225-7012, Preference for Certain Domestic Commodities (MAR 2008) (10 U.S.C. 2533a).

(6)  ☒   252.225-7014, Preference for Domestic Specialty Metals (JUN 2005) (10 U.S.C. 2533a).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

(7)  ☐   252.225-7015, Restriction on Acquisition of Hand or Measuring Tools (JUN 2005) (10 U.S.C. 2533a).

(8)  ☐   252.225-7016, Restriction on Acquisition of Ball and Roller Bearings (MAR 2006) (Section 8065 of Public Law 107-117 and the same restriction in subsequent DoD appropriations acts).

(9)  ☐   252.225-7021, Trade Agreements (MAR 2007) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

(10)  ☐   252.225-7027, Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).

(11)  ☒   252.225-7028, Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).

(12) (i)  ☒   252.225-7036, Buy American Act–Free Trade Agreements—Balance of Payments Program (MAR 2007) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).

(ii)  ☐   Alternate I (OCT 2006) of 252.225-7036.

(13) 252.225-7038, Restriction on Acquisition of Air Circuit Breakers (JUN 2005) (10 U.S.C. 2534(a)(3)).

(14)  ☐   252.226-7001, Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Section 8021 of Public Law 107-248 and similar sections in subsequent DoD appropriations acts).

(15)  ☒   252.227-7015, Technical Data—Commercial Items (NOV 1995) (10 U.S.C. 2320).

(16)  ☐   252.227-7037, Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).

(17)  ☒   252.232-7003, Electronic Submission of Payment Requests and Receiving Reports (MAR 2008) (10 U.S.C. 2227).

(18)  ☒   252.237-7019, Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Public Law 108-375).

(19)  ☒   252.243-7002, Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).

(20) (i)  ☒   252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

(ii)  ☐   Alternate I (MAR 2000) of 252.247-7023.

(iii)  ☐   Alternate II (MAR 2000) of 252.247-7023.

(iv)  ☐   Alternate III (MAY 2002) of 252.247-7023.

(21)  ☒   252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10  U.S.C. 2631).

(c)                                  In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items clause of this contract (FAR. 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

(1)                                  252.225-7014, Preference for Domestic Specialty Metals, Alternate I (APR 2003) (10 U.S.C. 2533a).

(2)                                  252.237-7019, Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Public Law 108-375).

(3)                                  252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

(4)                                  252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631

252.212-7000	OFFEROR REPRESENTATIONS AND CERTIFICATIONS - COMMERCIAL ITEMS
52.212-9000	CHANGES - MILITARY READINESS
252.211-7006	RADIO FREQUENCY IDENTIFICATION
52.211-9010	MILITARY SHIPPING LABEL (MSL) REQUIREMENTS - MIL-STD-129P
52.211-9010	MILITARY SHIPPING LABEL (MSL) REQUIREMENTS - MIL-STD-129P, ALTERNATE I
52.211-9013	SHIPPER’S DECLARATION OF DANGEROUS GOODS
52.211-9C01	PALLETIZATION REQUIREMENTS
52.247-9012	REQUIREMENTS FOR TREATMENT OF WOOD PACKAGING MATERIAL (WPM)
52.211-17	DELIVERY OF EXCESS QUANTITIES
52.247-9C04	POINT OF CONTACT FOR TRANSPORTATION INSTRUCTIONS
252.223-7001	HAZARD WARNING LABELS
252.208-7000	INTENT TO FURNISH PRECIOUS METALS AS GOVERNMENT-FURNISHED MATERIAL
252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOV’T OF A TERRORIST COUNTRY
52.216-9010	CONTRACT QUANTITY LIMITATIONS
252.225-7014	PREFERENCE FOR DOMESTIC SPECIALTY METALS, ALT I (DEV)
52.232-7010	LEVIES ON CONTRACT PAYMENTS
252.246-7003	NOTIFICATION OF POTENTIAL SAFETY ISSUES
52.252-2	CLAUSES INCORPORATED BY REFERENCE
52.252-6	AUTHORIZED DEVIATIONS IN CLAUSES
52.211-9C41	DELIVERY INSTRUCTIONS FOR New Cumberland, PA and Tracy, CA
52.246-9007	INSPECTION AND ACCEPTANCE AT DESTINATION
52.247-34	F.O.B. DESTINATION
52.247-9C02	SHIPPING INSTRUCTIONS (DOMESTIC)
52.246-9C41	PACKAGING AND MARKING REQUIREMENTS
252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT
52.233-03	PROTEST AFTER AWARD
52.233-04	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM
52.211-9022	SUPERSEDED PART-NUMBERED ITEMS
52.211-9023	SUBSTITUTION OF ITEM AFTER AWARD
52.246-9C10	WARRANTY - ACCEPTANCE OF SUPPLIES
52.246-9C32	PHYSICAL ITEM IDENTIFICATION/BARE ITEM MARKING
52.209-6	PROTECTING THE GVT INTEREST WHEN SUB WITH DEBARRED KR
52.248-1	VALUE ENGINEERING

IQC Limitations

The following IQC limitations apply to Add-on’s under the Provisioning CLIN:

•                  Order Limitations: FAR 52.216-19; MAXIMUM Order Quantity is 5,000 (MINIMUM remains at 1).

•                  Contract Limitations: Maximum $74 Million.

(End of Summary of Changes)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.